UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 18, 2017

Performance Food Group Company

(Exact name of registrant as specified in its charter)

Delaware	001-37578	43-1983182
(State or other jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

12500 West Creek Parkway Richmond, Virginia	23238
(Address of registrant’s principal executive office)	(Zip code)

(804) 484-7700

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐	Emerging growth company

☐	If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 8.01.	Other Events.

The previously announced underwritten secondary offering (the “Offering”) by a selling stockholder (the “Selling Stockholder”) of 5,000,000 shares of common stock, par value $0.01 per share, of Performance Food Group Company (the “Company”) at a public offering price of $28.40 per share closed on September 18, 2017. The Offering was a registered offering pursuant to the Company’s registration statement on Form S-3, filed on November 16, 2016 (File No. 333-214642). The Selling Stockholder received all of the net proceeds from the Offering. No shares were sold by the Company.

In connection with the Offering, the legal opinion of Simpson Thacher & Bartlett LLP is filed herewith as Exhibit 5.1, and the consent of Deloitte & Touche LLP is filed herewith as Exhibit 23.1.

In connection with the Offering, the Company updated its disclosure as follows:

Extreme weather conditions and natural disasters may interrupt our business or our customers’ businesses, which could have a material adverse effect on our business, financial condition, or results of operations.

Many of our facilities and our customers’ facilities are located in areas that may be subject to extreme and occasionally prolonged weather conditions, including, but not limited to, hurricanes, blizzards, and extreme heat or cold. Such extreme weather conditions may interrupt our or our customers’ operations, reduce the number of consumers who visit our customers’ facilities in such areas, increase our costs, or impact demand for our products. Furthermore, such extreme weather conditions may interrupt or impede access to our or our customers’ facilities or damage or destroy our or our customers’ facilities, all of which could have a material adverse effect on our business, financial condition, or results of operations. For example, our operations in certain areas were recently disrupted by Hurricane Harvey in August 2017 and Hurricane Irma in September 2017. In addition, several of our facilities and a number of our customers and employees are located in areas that were impacted by the widespread flooding and damage caused by these hurricanes.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit	Description

5.1	Opinion of Simpson Thacher & Bartlett LLP

23.1	Consent of Deloitte & Touche LLP

Exhibit Index

Exhibit	Description

5.1	Opinion of Simpson Thacher & Bartlett LLP

23.1	Consent of Deloitte & Touche LLP

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PERFORMANCE FOOD GROUP COMPANY

Date: September 18, 2017	By: /s/ A. Brent King
Name: A. Brent King
Title: Senior Vice President, General Counsel and Secretary